                                                            Exhibit (b)(6)


CREDIT | FIRST
SUISSE | BOSTON




         DECEMBER 8, 1997                                   CONFIDENTIAL



         MATERIALS PREPARED FOR DISCUSSION

         PROJECT WINCHESTER

--------------------------------------------------------------------------------
         PROJECT WINCHESTER

         TABLE OF CONTENTS
--------------------------------------------------------------------------------

         1. VALUATION SUMMARY

         2. SEGMENT VALUATION

             A. TELECOMMUNICATIONS TECHNIQUES CORPORATION (TTC)

             B. INDUSTRIAL COMPUTER SOURCE (ICS)

             C. ITRONIX CORPORATION

             D. AIRSHOW INCORPORATED

             E. DA VINCI SYSTEMS, INC.





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   SUISSE | BOSTON

--------------------------------------------------------------------------------
         PROJECT WINCHESTER

--------------------------------------------------------------------------------

         1.

         VALUATION SUMMARY

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------


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

                                                                   CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER

  ACQUISITION MATRIX
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
================================================================================

                                      CURRENT     PREMIUM OVER CURRENT MARKET PRICE
                                      MARKET(1)-----------------------------------------
                                               7.0%    13.7%    20.4%    27.1%    33.8%
----------------------------------------------------------------------------------------
 Price Per Share                     $37.38  $40.00   $42.50   $45.00   $47.50   $50.00

  Equity Value                       $661.0  $711.4   $759.3   $807.3   $855.3   $903.3
  Enterprise Value                    638.8   689.2    737.1    785.1    833.1    881.1

 Enterprise Value / Sales
        LTM(2)                $415.7    1.5x    1.7x     1.8x     1.9x     2.0x     2.1x
        3/1998E                468.1    1.4     1.5      1.6      1.7      1.8      1.9
        3/1999E                533.2    1.2     1.3      1.4      1.5      1.6      1.7

 Enterprise Value / EBITDA
        LTM(2)                $ 81.1    7.9x    8.5x     9.1x     9.7x    10.3x    10.9x
        3/1998E                 88.7    7.2     7.8      8.3      8.9      9.4      9.9
        3/1999E                 95.8    6.7     7.2      7.7      8.2      8.7      9.2

 Enterprise Value / EBIT
        LTM(2)                $ 64.0   10.0x   10.8x    11.5x    12.3x    13.0x    13.8x
        3/1998E                 73.5    8.7     9.4     10.0     10.7     11.3     12.0
        3/1999E                 77.0    8.3     8.9      9.6     10.2     10.8     11.4

 Enterprise Value / Net Income
        LTM(2)                $ 39.4   16.8x   18.1x    19.3x    20.5x    21.7x    23.0x
        3/1998E                 44.6   14.8    16.0     17.0     18.1     19.2     20.3
        3/1999E                 46.7   14.2    15.2     16.3     17.3     18.3     19.4

Equity Value / Book Value
 (9/30/97)                    $176.3    3.7x    4.0x     4.3x     4.6x     4.9x     5.1x
----------------------------------------------------------------------------------------

   (1) Winchester stock price as of December 5,1997.

   (2) LTM financial data as of September 30, 1997.
   Note:    3/1998E and 3/1999E financial information based on Management Case.

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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


      AMIDST A BOOMING EQUITY MARKET AND RECORD M&A
      VOLUME, DOMESTIC PREMIUMS ARE AT A 10-YEAR LOW
-------------------------------------------------------------------------------

        . Acquirers are generally exercising pricing discipline, recognizing the inherent valuation of the equity market.


           S&P 500 AND DOMESTIC M&A VOLUME VS. AVERAGE PREMIUMS PAID


                     [GRAPHIC REPRESENTATION APPEARS HERE]




(1) M&A volume annualized based on data through 9/30/97; S&P 500 and premiums actual.
Note: Average one-day premiums for announced domestic U.S. transactions of more than $500 million.
Source: Securities Data Company.


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   SUISSE | BOSTON

                                                                    CONFIDENTIAL
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         PROJECT WINCHESTER

      PRELIMINARY VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
================================================================================

                                                                              IMPLIED MULTIPLE OF 3/1998E AND 3/1999E
                                        PRE-TAX              ----------------------------------------------------------------------
SEGMENT                             VALUATION RANGE       SALES           EBITDA             EBIT     UNLEVERED NET INCOME
------------------------------------------------------------------------------------------------------------------------------------

Telecommunications Techniques      $475.0 - $585.0      2.0x - 2.5x    8.3x -  10.2x     9.8x - 12.1x    16.5x - 20.3x
                                                        1.8  - 2.2     7.9  -   9.8      9.3  - 11.5     15.7  - 19.3
Industrial Computer Source           95.0 -  110.0      1.2  - 1.4     9.0  -  10.4     10.1  - 11.7     17.0  - 19.7
                                                        1.0  - 1.2     8.0  -   9.2      9.4  - 10.9     15.8  - 18.3
Itronix                              25.0 -   35.0      0.3  - 0.4     5.8  -   8.1      6.6  -  9.2     40.0  - 56.0
                                                        0.3  - 0.4     7.6  -  10.6     20.8  - 29.2     N.M.  - N.M.
AIRSHOW                             100.0 -  125.0      3.5  - 4.3     8.7  -  10.9      8.9  - 11.2     15.0  - 18.8
                                                        3.0  - 3.8     8.8  -  11.1      9.5  - 11.9     16.0  - 20.0
da Vinci Systems                     35.0 -   40.0      1.9  - 2.2     5.7  -   6.6      6.2  -  7.1     10.4  - 11.9
                                                        1.8  - 2.1     6.0  -   6.9      6.7  -  7.6     11.2  - 12.8
Other(1)                             25.0  -  25.0
Corporate                           (20.0) - (20.0)
---------------------------------------------------
PRE-TAX ENTERPRISE VALUE RANGE     $735.0  - $900.0
---------------------------------------------------
Total Net Debt/(Cash)(2)            (73.5) -  (68.5)

Equity Value Range                 $808.5  - $968.5
Fully-diluted Shares Outstanding (3)     19.2
Pre-Tax Value per Share Range      $ 42.13 - $ 50.47
Taxes per Share(4)                    4.04 -    4.99
----------------------------------------------------
NET AFTER-TAX VALUE PER
 SHARE RANGE                       $ 38.09 - $ 45.47
----------------------------------------------------
Current Market Price(5)                 37.38
Premium to Current Market Price       1.9% -   21.7%
------------------------------------------------------------------------------------------------------------------------------------

(1) Represents after-tax proceeds from sale of Parallax Graphics, DataViews and ComCoTec.
(2) Includes Total Debt of $21.3 million, Other Liabilities of $5.0 to $10.0 million, Cash of $43.5 million and Option Proceeds of $56.3 million.
(3) Includes in-the-money options.
(4) Potential tax liability assuming sale of ICS, AIRSHOW and da Vinci
    Systems.
(5) As of December 5,1997.


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                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


      POTENTIAL TAX CONSEQUENCES
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
================================================================================

                                   PRE-TAX         ESTIMATED TAX                                            TAXES PER
SEGMENT                          VALUATION RANGE     BASIS(1)          TAXABLE GAIN      TAXES PAYABLE         SHARE
------------------------------------------------------------------------------------------------------------------------------------

Industrial Computer Source    $ 95.0 - $110.0        $31.8         $ 63.2 - $ 78.2        $25.6 -  $31.7   $1.33 - $1.65
AIRSHOW                        100.0 -  125.0          5.5           94.5 -  119.5         38.2 -   48.4    1.99 -  2.52
da Vinci Systems                35.0 -   40.0          1.0           34.0 -   39.0         13.8 -   15.8    0.72 -  0.82
                              ---------------   ---------------    ---------------       ---------------  ---------------
Total                         $230.0 - $275.0        $38.3         $191.7 - $236.7        $77.6 -  $95.8   $4.04 - $4.99
------------------------------------------------------------------------------------------------------------------------------------

(1) Estimated tax basis assumed to be segment assets less segment current liabilities plus gross-up of estimated net deferred tax assets.


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   SUISSE | BOSTON

--------------------------------------------------------------------------------
         PROJECT WINCHESTER

--------------------------------------------------------------------------------
        2.

        SEGMENT VALUATION



-------------------------------------------------------------------------------





--------------------------------------------------------------------------------


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   SUISSE | BOSTON

--------------------------------------------------------------------------------
         PROJECT WINCHESTER


--------------------------------------------------------------------------------
         A.

         TELECOMMUNICATIONS TECHNIQUES CORPORATION (TTC)


-------------------------------------------------------------------------------





--------------------------------------------------------------------------------


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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


      TTC: VALUATION SUMMARY
--------------------------------------------------------------------------------

(DOLLARS IN MILLIONS)
================================================================================

                                                                              IMPLIED MULTIPLE OF 3/1998E AND 3/1999E
                                           IMPLIED                ------------------------------------------------------------------

                                        ENTERPRISE VALUE        SALES          EBITDA            EBIT        UNLEVERED NET INCOME
------------------------------------------------------------------------------------------------------------------------------------

 Discounted Cash Flow Analysis       $ 515.1 - $586.4       2.2x - 2.5x     9.0x- 10.3x     10.6x - 12.1x     17.9x - 20.3x
                                                             1.9  - 2.2      8.6   - 9.8     10.1  - 11.5      17.0  - 19.4
 Comparable Acquisitions Analysis      475.0 -  575.0        2.0  - 2.4      8.3  - 10.1      9.8  - 11.9      16.5  - 19.9
                                                             1.8  - 2.2      7.9   - 9.6      9.3  - 11.3      15.7  - 19.0
 Comparable Companies Analysis         425.0 -  550.0        1.8  - 2.3      7.4   - 9.6      8.8  - 11.4      14.7  - 19.1
                                                             1.6  - 2.1      7.1   - 9.2      8.4  - 10.8      14.0  - 18.2
------------------------------------------------------
  ENTERPRISE VALUE RANGE               $475.0 - $585.0       2.0  - 2.5      8.3  - 10.2      9.8  - 12.1      16.5  - 20.3
------------------------------------------------------
                                                             1.8  - 2.2      7.9   - 9.8      9.3  - 11.5      15.7  - 19.3
-----------------------------------------------------------------------------------------------------------------------------------


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   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


      TTC: FINANCIAL FORECASTS
--------------------------------------------------------------------------------

MANAGEMENT CASE
(DOLLARS IN MILLIONS)
================================================================================

FISCAL YEAR ENDED MARCH 31,            1998E         1999E         2000E      2001E       2002E       2003E       2004E
-------------------------------------------------------------------------------------------------------------------------
      Sales                           $236.6        $266.2        $298.7      $334.2      $373.3      $416.2      $464.1
       % Growth                         12.0%         12.5%         12.2%       11.9%       11.7%       11.5%       11.5%

      EBITDA                          $ 57.1        $ 60.0        $ 66.0      $ 75.0      $ 82.0      $ 91.4      $101.8

        Margin                          24.1%         22.5%         22.1%       22.4%       22.0%       22.0%       21.9%

      EBIT                            $ 48.4        $ 50.8        $ 56.3      $ 64.3      $ 71.3      $ 80.7      $ 91.1
       Margin                           20.5%         19.1%         18.9%       19.3%       19.1%       19.4%       19.6%

      Capital Expenditures            $  7.6        $  8.0        $  9.0      $ 10.0      $ 11.0      $ 11.0      $ 11.0
       As a % of Sales                   3.2%          3.0%          3.0%        3.0%        2.9%        2.6%        2.4%

      Unlevered Free Cash Flow        $ 21.5        $ 27.1        $ 26.7      $ 30.6      $ 32.4      $ 37.4      $ 41.9
--------------------------------------------------------------------------------------------------------------------------


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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


      TTC: DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------
(Dollars in Millions)
================================================================================

                                                        MANAGEMENT CASE
-------------------------------------------------------------------------------
ENTERPRISE VALUE RANGE                               $515.1  - 586.4

Discount Rate                                          15.0% -  14.0%
Terminal Value EBITDA Multiple                          9.0x -  10.0x

Multiple of:

 3/1998E Sales                        $236.6            2.2x -  2.5x
 3/1998E EBITDA                         57.1            9.0  -  10.3
 3/1998E EBIT                           48.4           10.6  -  12.1
 3/1998E Unlevered Net Income           28.8           17.9  -  20.3
 3/1999E Sales                        $266.2            1.9x -  2.2x
 3/1999E EBlTDA                         60.0            8.6  -  9.8
 3/1999E EBIT                           50.8           10.1  - 11.5
 3/1999E Unlevered Net Income           30.3           17.0  - 19.4

--------------------------------------------------------------------------



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   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


      TTC: COMPARABLE ACQUISITIONS ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                            3/1998E          MULTIPLE           ENTERPRISE
  PARAMETERS                         OPERATING RESULTS         RANGE             VALUE RANGE
----------------------------------------------------------------------------------------------------------------------------------
Sales                                      $236.6           1.0x - 2.0x       $236.6 - $ 473.2
EBITDA                                       57.1           9.0 - 10.0         513.9 -   571.0
Unlevered Net Income                         28.8          16.0 - 20.0         461.4 -   576.8
Enterprise Value Range                                                        $475.0 - $ 575.0
----------------------------------------------------------------------------------------------------------------------------------

SELECTED RECENT COMPARABLE TRANSACTIONS
==================================================================================================================================
                                                                                    ENTERPRISE VALUE AS A        EQUITY
DATE          ACQUIROR/TARGET                 EQUITY            ENTERPRISE             MULTIPLE OF LTM:         VALUE/LTM
                                               VALUE               VALUE            SALES         EBITDA        NET INCOME
------------------------------------------------------------------------------------------------------------------------------------

 10/13/97     McAfee/Network General Corp.     $1,268.8(1)        $1,169.1 (1)      4.6x(1)      17.8x(1)         31.1x(1)
                                                  972.7(2)           873.1(2)       3.4(2)       13.3(2)          23.8(2)
 09/02/97     Tektronix Siemens
              Communications Test
              Equipment                            45.0(3)            45.0(3)       0.8           N.A.             N.A.
 06/11/97     DU and Leonard
              Green/Wavetek
              Corporation                         205.5              205.3          1.3           9.2             19.1
 05/20/97     Bowthorpe PLC/Adtech                 76.3 (4)           76.3 (4)      N.A.          N.A.            14.7 (5)
 04/01/97     Bosch Telecom/Dancall
              Telecom                      (Pounds)92.0       (Pounds)92.0          1.1           N.A.             N.A.
 10/26/95     Bowthorpe PLC/Telecom
              Analysis System                      28.2(6)            28.2(6)       N.A.          N.A.            20.1(5)
 09/06/95     Teradyne/Megatest                   209.6              216.6          2.5           N.M.             N.M.
 06/06/95     KKR/Reliance Comm/Tec               475.0              475.0          1.0           9.3             20.4
 03/20/95     Tektronix/Microwave
              Logic                                10.3               10.3          1.2           N.A.             N.A.
 07/22/94     Antec/Keptel, Inc.                   89.7               85.0          1.8           8.2             20.6
 07/22/93     Hewlett-Packard/Cerjac                N.A.               N.A.         N.A.          N.A.             N.A.
 02/25/91     Torrey Investments
              Ltd./Wavetek
              Corporation                          28.7               28.6          0.3           9.2              N.M.
 03/21/90     Anristsu/Wiltron                    180.0              180.0          2.1           N.A.            20.0
------------------------------------------------------------------------------------------------------------------------------------

 (1) Based upon McAfee pre-announcement stock price (10/13/97).
 (2) Based upon McAfee stock price at closing of transaction (12/01/97).
 (3) Estimated value from Lehman Brothers Research Report, October 6, 1997.
 (4) Includes maximum earn-out payment of $24.6mm payable in 2000.
 (5) Based on pre-tax profits.
 (6) Includes initial cash payment and future payments based upon performance.


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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


     TTC: COMPARABLE ACQUISITIONS ANALYSIS
--------------------------------------------------------------------------------
TARGET BUSINESS DESCRIPTION
================================================================================
 COMPANY                                     SUMMARY
--------------------------------------------------------------------------------
NETWORK GENERAL CORPORATION    Designs, manufactures, markets and supports
                               software-based fault and performance (also known as analysis and monitoring) solutions for managing computer networks.

SIEMENS COMMUNICATIONS TEST    Worldwide leader in the wide area network
EQUIPMENT                      protocol analyzer market. Also produces lSDN
                               test sets and telecom service test products.

WAVETEK CORP.                  Designs, manufactures and distributes a broad
                               range of electronic test instruments, with a primary focus on application-specific instruments for testing voice, video and data communications equipment and networks.

ADTECH Manufactures test equipment for ATM high speed digital telecommunications networks.

DANCALL TELECOM                Develops and manufactures mobile digital handset
                               for use on GSM and PCN Networks. Other products include digital cordless (DECT) products for the residential and small business market.

TELECOM ANALYSIS SYSTEM        Leading supplier of development and testing tools
                               for the telecommunications industry. key product lines include test systems for Public Switched
                               Telephone Network (PSTN), Integrated Services
                               Digital Network (ISDN) and wireless terminal equipment.

MEGATEST Designs, manufactures, markets and services automatic test equipment for the integrated circuit industry.

RELIANCE COMM/TEC              Manufactures electronic equipment, electric
                               transmission systems for use in the local subscribed loop. Test systems unit produces microprocessor-based remote-line testing, which enables telephone companies to automatically test subscriber lines out of the central office exchange.

MICROWAVE LOGIC                Designs and manufactures products used to measure
                               and analyze high performance gigabit rate transmission systems.

KEPTEL, INC.                   Designs, manufactures and markets a family of
                               network interface systems for both residential and commercial applications, which enable telephone companies to test network communications remotely.

CERJAC Produces instrumentation test monitoring and specialized communications products for the telecommunications industry.

WAVETEK CORP.                  Produces a broad line of electronic test and
                               measurement equipment and related products.

WILTRON CO.                    MANUFACTURES TEST AND measurement devices for
                               microwave-communications equipment and test
                               systems for telecommunications networks.
--------------------------------------------------------------------------------


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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


      TTC: COMPARABLE COMPANIES ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                  OPERATING        MULTIPLE        ENTERPRISE
PARAMETERS                         RESULTS          RANGE          VALUE RANGE
--------------------------------------------------------------------------------
3/1998E
Sales                           $236.6            1.5x - 2.2x    $354.9 -  $520.5
EBITDA                            57.1            8.0 - 10.0      456.8 -   571.0
EBIT                              48.4           10.0 - 12.0      484.5 -   581.4
Unlevered Net Income              28.8           15.0 - 20.0      432.6 -   576.8
3/1999E
Sales                           $266.2           1.3x -  2.0x    $346.1 -  $532.4
EBITDA                            60.0            7.0 -  9.0      420.0 -   540.0
EBIT                              50.8            9.0 - 11.0      457.6 -   559.3
Unlevered Net Income              30.3           13.0 - 18.0      393.5 -   544.8
ENTERPRISE VALUE RANGE                                           $425.0 -  $550.0
--------------------------------------------------------------------------------

SELECTED COMPARABLE COMPANIES
================================================================================

                                                                          ENTERPRISE VALUE AS A
                                                          LONG-TERM         MULTIPLE OF 1997E:
                                EQUITY     ENTERPRISE    FUTURE GROWTH     --------------------
COMPANY                          VALUE       VALUE          ESTIMATE       SALES        EBITDA
---------------------------------------------------------------------------------------------------
 DYNATECH CORPORATION(1)       $  637.4    $  615.2          15.0%         1.3X        6.5X
 CORE COMPARABLES
 Fluke Corp.                      448.7       408.3          15.0           0.9         6.5
 LeCroy Corp.                     287.0       265.9          25.0           1.9        12.0
 Tektronix, Inc.                2,150.8     2,174.5          14.6           1.0         8.3
                                                         Average:           1.3         8.9
 OTHER COMPARABLES
 Applied Digital Access,
  Inc.                            110.6        97.1          32.5           2.9        N.M.
 Digital Lightwave, Inc.          571.3       538.1          46.7          19.1        95.8
 Radcom Ltd.                       78.7        72.8          N.A.           3.5        N.A.
 Tekelec                        1,025.7       979.6          45.0           8.3        33.0
 Wandel & Goltermann               65.5        52.1          20.0           1.0        30.5

                                                    ENTERPRISE
                                                    VALUE AS A       EQUITY VALUE
                                   EQUITY        MULTIPLE OF 1998E       1998E
                                 VALUE/1997E      ---------------         NET
COMPANY                           NET INCOME      SALES    EBITDA        INCOME
---------------------------------------------------------------------------------
 DYNATECH CORPORATION(1)              13.8X        1.1X      5.2X          10.1X
 CORE COMPARABLES
 Fluke Corp.                          14.2         0.8       5.5           11.9
 LeCroy Corp.                         21.9         1.6       9.9           19.1
 Tektronix, Inc.                      15.9         0.9       7.1           13.5
                    Average:          17.3         1.1       7.5           14.8
 OTHER COMPARABLES
 Applied Digital Access, Inc.         N.M.         2.1      18.5           97.9
 Digital Lightwave, Inc.              N.M.         6.0      19.1           31.7
 Radcom Ltd.                          N.M.         2.1      N.A.           18.7
 Tekelec                              56.9         6.1      23.1           41.9
 Wandel & Goltermann                  N.M.         0.8      12.4           37.8
---------------------------------------------------------------------------------

 (1) 3/1998e and 3/1999e financial information based on Wall Street research estimates.


---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


      TTC: COMPARABLE COMPANIES ANALYSIS
--------------------------------------------------------------------------------
COMPARABLE COMPANIES BUSINESS DESCRIPTION
================================================================================
COMPANY                                      SUMMARY
--------------------------------------------------------------------------------
FLUKE CORP.              Designs, manufactures and markets compact,
                         professional electronic test tools that measure voltage, current power, quality, frequency, temperature, pressure and other key functional parameters of electronic equipment.

LECROY CORP.             Develops, manufactures, sells and licenses signal
                         analyzers, principally high-performance digital oscilloscopes, and related products. Digital oscilloscopes capture electronic signals, convert them to digital form and perform sophisticated measurements and analyses.

TEKTRONIX, INC.          Tektronix' products cover a wide range of electronic
                         equipment. Measurement business products include general purpose test instruments, such as digital and analog oscilloscopes, logic analyzers, digital multimeters, VXI card-modular products, and probes; RF and wireless test instruments, such as spectrum analyzers, communication test sets and high frequency signal sources; telecommunications instruments, such as optical time domain reflectometers (OTDRs), cable testers and communications test sets; and television test instruments, such as audio and video measurement sets, waveform monitors, vectorscopes, signal generators, and RF/cable measurement products. Color printing and imaging products include color printers, ink and related products and supplies. Video and networking products include studio production equipment, signal processing and distribution equipment, transmission systems, video editing systems, video disk recorders, network computers (X terminals) and related products.

APPLIED DIGITAL
  ACCESS, INC.           A leading provider of network performance
                         management products that include systems, software, and services used to manage the quality, performance, availability and reliability of telecommunications service providers' networks. ADA's systems and software provide network management functions such as provisioning, configuration management, performance management, testing and traffic management.

DIGITAL LIGHTWAVE, INC.  Develops, manufactures and sells advanced computer systems that provide information concerning the performance of lightwave telecommunications networks and transmission equipment.

RADCOM LTD.              Develops, manufactures, markets and supports
                         innovative, high-performance internetworking test and analysis equipment for data communications networks.

TEKELEC Designs, manufactures and markets innovative diagnostic systems and network switching solutions for the global communications marketplace.

WANDEL & GOLTERMANN
 TECHNOLOGIES            Develops, manufactures, markets and supports
                         test, measurement, diagnostic and monitoring products for local and wide area data and telecommunication networks.


---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

--------------------------------------------------------------------------------
         PROJECT WINCHESTER

--------------------------------------------------------------------------------

         B.

         INDUSTRIAL COMPUTER SOURCE (ICS)





--------------------------------------------------------------------------------


---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


      ICS: VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                                                        IMPLIED MULTIPLE OF 3/1998E AND 3/1999E
                                        IMPLIED              ------------------------------------------------------------
                                    ENTERPRISE VALUE           SALES         EBITDA          EBIT    UNLEVERED NET INCOME
-------------------------------------------------------------------------------------------------------------------------
 Discounted Cash Flow Analysis       $101.0  - $122.4      1.3x - 1.5x     9.5x - 11.5x    10.8x - 13.1x   18.1x - 21.9x
                                                           1.1  - 1.3      8.5  - 10.3     10.0  - 12.1    16.8  - 20.4

Comparable Acquisitions Analysis       90.0  -  110.0      1.1  - 1.4      8.5  - 10.4     9.6   - 11.7    16.1  - 19.7
                                                           1.0  - 1.2      7.6  - 9.2      8.9   - 10.9    15.0  - 18.3

Comparable Companies Analysis          75.0  -   95.0      0.9  - 1.2      7.1  - 9.0      8.0   - 10.1    13.4  - 17.0
                                                           0.8  - 1.0      6.3  - 8.0      7.4   - 9.4     12.5  - 15.8
-----------------------------------------------------
   ENTERPRISE VALUE RANGE             $ 95.0  - $110.0     1.2  - 1.4      9.0  - 10.4     10.1  - 11.7    17.0  - 19.7
-----------------------------------------------------
                                                           1.0  - 1.2      8.0  - 9.2      9.4   - 10.9    15.8  - 18.3
-------------------------------------------------------------------------------------------------------------------------

---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


        ICS:   FINANCIAL FORECASTS
--------------------------------------------------------------------------------
      MANAGEMENT CASE
      (DOLLARS IN MILLIONS)
================================================================================

       FISCAL YEAR ENDED MARCH 31,       1998E   1999E    2000E    2001E      2002E     2003E     2004E
---------------------------------------------------------------------------------------------------------
      Sales                              $80.7   $92.8   $106.7   $122.7     $141.2    $162.3    $186.7
       % Growth                           33.4%   15.0%    15.0%    15.0%      15.1%     14.9%     15.0%

       EBITDA                            $10.6   $11.9   $ 13.3   $ 15.1     $ 17.3    $ 19.9    $ 22.6
        Margin                            13.1%   12.8%    12.5%    12.3%      12.3%     12.3%     12.1%

       EBIT                              $ 9.4   $10.1   $ 11.5   $ 13.1     $ 15.3    $ 17.9    $ 20.6
       Margin                             11.6%   10.9%    10.8%    10.7%      10.8%     11.0%     11.0%

      Capital Expenditures               $ 1.3   $ 1.3   $  1.3   $  1.3     $  1.3    $  1.3    $  1.3
       As a % of Sales                     1.6%    1.4%     1.2%     1.1%       0.9%      0.8%      0.7%

      Unlevered Free Cash Flow           $ 0.2   $ 4.6   $  4.4   $  5.0     $  5.7    $  6.7    $  7.6
 -------------------------------------------------------------------------------------------------------

---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
         PROJECT WINCHESTER


      ICS: DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------

(DOLLARS IN MILLIONS)
=========================================================================
                                                        MANAGEMENT CASE
-------------------------------------------------------------------------
ENTERPRISE VALUE RANGE                                 $101.0  -$122.4

 Discount Rate                                           14.5% -  12.5%

 Terminal Value EBITDA Multiple                           8.0x -   9.0x

Multiple of:

  3/1998E Sales                    $ 80.7                 1.3x -   1.5x
  3/1998E EBITDA                     10.6                 9.5  -  11.5
  3/1998E EBIT                        9.4                10.8  -  13.1
  3/1998E Unlevered Net Income        5.6                18.1  -  21.9

  3/1999E Sales                    $ 92.8                 1.1x -   1.3x
  3/1999E EBITDA                     11.9                 8.5  -  10.3
  3/1999E EBIT                       10.1                10.0  -  12.1
  3/1999E Unlevered Net Income        6.0                16.8  -  20.4
 ------------------------------------------------------------------------


---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      ICS: COMPARABLE ACQUISITIONS ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                3/1998E            MULTIPLE            ENTERPRISE
PARAMETERS                OPERATING RESULTS          RANGE             VALUE RANGE
------------------------------------------------------------------------------------
Sales                            $80.7           0.5x -  0.7x       $  40.4 - $ 56.5
EBITDA                            10.6           7.0  -  9.0           74.2 -   95.4
Unlevered Net Income               5.6          18.0  - 23.0          100.5 -  128.4

ENTERPRISE VALUE RANGE                                              $  90.0 - $110.0
------------------------------------------------------------------------------------

SELECTED RECENT COMPARABLE TRANSACTIONS
================================================================================

                                                                                     ENTERPRISE VALUE AS A
                                                                                        MULTIPLE OF LTM         EQUITY
                                                      EQUITY        ENTERPRISE        --------------------     VALUE/LTM
DATE        ACQUIROR/TARGET                            VALUE           VALUE            SALES       EBITDA     NET INCOME
------------------------------------------------------------------------------------------------------------------------------------

06/23/97    WPI Group/Husky Group                 (Pounds)9.6     (Pounds)9.2           0.4x         6.1x        33.5x
06/19/97    Gateway 2000/Advanced Logic Research       $206.8        $  148.7           0.7          9.2         16.4
04/15/97    Samsung Electronics/AST Research            339.4(1)        700.4(1)        0.3          N.M.         N.M.
07/06195    NEC/Packard Bell                            850.4(2)        850.4(2)        0.3          N.M.         N.M.
02/09/95    Samsung Electronics/AST Research            937.8(3)      1,162.7(3)        0.5          N.M.         N.M.
05/16/96    CompUSA/PCs Compleat                        110.0           110.0           0.7          N.M.         N.M.
11/30/95    Micro Warehouse/lnmac                       116.8           127.1           0.3          8.6         25.5
------------------------------------------------------------------------------------------------------------------------------------

(1) Represents implied values for entire company. Samsung purchased the remaining 51% interest in AST.
(2) Represents implied values for entire company. NEC purchased a 19.99% interest in Packard Bell.

(3) Represents implied values for entire company. Samsund purchased a 40.25% interest in AST in a series of transactions.

---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER


   ICS:  COMPARABLE ACQUISITIONS ANALYSIS
--------------------------------------------------------------------------------
TARGET BUSINESS DESCRIPTION
================================================================================
COMPANY                                            SUMMARY
--------------------------------------------------------------------------------

HUSKY GROUP                    Leading British producer of handheld computers
                               used in utility meter reading, geotechnical, field service and other applications that require full computer capability in a handheld unit.

ADVANCED LOGIC RESEARCH, INC.  Designs, manufactures, and markets network servers, high-performance workstations and entry-level PC's.

AST RESEARCH, INC.             Designs, manufactures, markets, services and
                               supports a broad line of personal computers, including desktop, notebook and server computer systems.

PACKARD BELL                   Leading PC manufacturer.

PCS COMPLEAT                   Mailorder provider of microcomputer products and
                               services.

INMAC CORP.                    Leading international direct-response marketer
                               of multi-vendor products for the computer desktop and networking industries.

--------------------------------------------------------------------------------

---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER


      ICS: COMPARABLE COMPANIES ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                           OPERATING        MULTIPLE         ENTERPRISE
       PARAMETERS           RESULTS          RANGE           VALUE RANGE
--------------------------------------------------------------------------
3/1998E

Sales                         $80.7       0.7x -  1.2x    $56.5 - $ 96.8
EBITDA                         10.6       7.0  -  9.0      74.2 - 95.4
EBIT                            9.4       9.0  - 11.0      84.4 - 103.2
Unlevered Net Income            5.6      16.0  - 20.0      89.3 - 111.6

3/1999E
Sales                         $92.8       0.6x -  1.0x    $55.7 -  $92.8
EBITDA                         11.9       6.0  -  8.0      71.4 -   95.2
EBIT                           10.1       7.0  -  9.0      70.5 -   90.7
Unlevered Net Income            6.0      12.0  - 16.0      72.0 -   96.0
ENTERPRISE VALUE RANGE                                    $75.0 -  $95.0
----------------------------------------------------------------------------

SELECTED COMPARABLE COMPANIES
================================================================================

                                                                            ENTERPRISE VALUE AS A
                                                           LONG-TERM          MULTIPLE OF 1997E:        EQUITY
                                EQUITY      ENTERPRISE   FUTURE GROWTH   -----------------------      VALUE/1997E
         COMPANY                 VALUE        VALUE       ESTIMATE          SALES      EBITDA          NET INCOME
-----------------------------------------------------------------------------------------------------------------
 Nematron Corp.                 $29.2    $    31.5          N.A.              N.A.       N.A.            N.A.
 Paravant Computer               32.1         32.1          N.A.              N.A.       N.A.            N.A.
 Texas Micro                     71.4         65.8          N.A.              N.A.       N.A.            N.A.
 Dell Computer               31,449.9     29,851.9          31.6%              2.4x      21.5x           33.3x
 Gateway 2000                 4,524.7      4,248.0          24.0               0.7       12.9            25.6
 Micron Electronics           1,051.3        895.9          22.3               0.4        6.1            15.2
 Black Box Corp.                672.0        697.5          20.0               2.5       11.4            22.0
 CDW Computer Centers         1,286.1      1,221.0          26.7               1.0        N.A.           25.7
 Creative Computers             120.8         99.5          25.0               0.2        9.7            23.1
 Micro Warehouse                538.5        452.8          19.0               0.2        7.6            19.2
-----------------------------------------------------------------------------------------------------------------
                               ENTERPRISE VALUE AS A
                                 MULTIPLE OF 1998E    EQUITY VALUE
                               ---------------------      1998E
                               SALES         EBITDA     NET INCOME
------------------------------------------------------------------------------
Nematron Corp.                 N.A.          N.A.       N.A.
Paravant Computer              N.A.          N.A.       N.A.
Texas Micro                    N.A.          N.A.       N.A.
Dell Computer                  1.7x         15.3x      23.9x
Gateway 2000                   0.5           7.6       14.3
Micron Electronics             0.4           6.0       15.4
Black Box Corp.                2.2           9.7       18.4
CDW Computer Centers           0.8           N.A.      20.5
Creative Computers             0.2           7.2       16.8
Micro Warehouse                0.2           5.9       14.7

---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER


      ICS: COMPARABLE COMPANIES ANALYSIS
--------------------------------------------------------------------------------

COMPARABLE COMPANIES BUSINESS DESCRIPTION
================================================================================
COMPANY                                   SUMMARY
--------------------------------------------------------------------------------

NEMATRON CORP.              Designs, manufactures and markets factory automation
                            products including industrial computers and terminals, and software products sold to industrial users for operator interface, direct machine control and for use in test and measurement environments.

PARAVANT COMPUTER
  SYSTEMS, INC.             Manufacturer of ruggedized, portable computers and
                            communications interfaces utilized in outdoor settings. Offers extensive customization services for end-users. Paravant's products are sold to U.S.
                            and foreign military establishments, other government agencies and commercial enterprises.

TEXAS MICRO INC.            Provides differentiated Intel-based computer systems
                            and single board computers for the communications, industrial automation and mobile computer markets.

DELL COMPUTER               The leading direct computer systems company.
                            Designs, develops, manufactures, markets, services and supports a wide range of computer systems, including desktops, notebooks and network services, and also markets software, peripherals and service and support programs.

GATEWAY 2000, INC.          Leading direct marketer of personal computers.
                            Develops, manufactures, markets, and supports a broad line of desktop and portable PCs, convergence
                            PCs, and PC-related products used by individuals, families, businesses, government agencies and educational institutions.

MICRON ELECTRONICS, INC.    Manufactures electronic products and provides
                            services for a wide range of computer and digital applications. A leading provider of PC systems through the direct sales channel in the United
                            States and develops, markets, manufactures and supports PC systems for consumer, business, government and educational use.

BLACK BOX CORP.             A leading worldwide direct marketer and technical
                            service provider of computer communications and networking equipment and services.

CDW COMPUTER CENTERS, INC.  CDW Computer Centers, Inc. Sells Microsoft Windows
                            95/Windows NT/Windows/MS-DOS and Apple/Macintosh based (i) microcomputer hardware and peripherals, including desktop computers, notebooks and laptops, printing devices, video monitors, communications equipment, add-on boards and memory, input, multi-media and data storage devices; (ii) software; (iii) networking products; and (iv) accessories, using a high volume, direct marketing format.

CREATIVE COMPUTERS, INC.    Direct marketer of personal computer hardware,
                            software and peripheral products to individual consumers, home offices, small businesses and large corporations through direct response catalogs, dedicated inbound and outbound telemarketing sales executives, retail showrooms and advertising on the Internet.

MICRO WAREHOUSE, INC.       Specialty catalog retailer and direct marketer of
                            brand name personal computers, computer software, accessories, and peripheral and networking products to commercial and consumer customers.


---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

--------------------------------------------------------------------------------
            PROJECT WINCHESTER

--------------------------------------------------------------------------------
            C.

            ITRONIX CORPORATION





--------------------------------------------------------------------------------






--------------------------------------------------------------------------------


---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER


      ITRONIX: VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                                                             IMPLIED MULTIPLE OF 3/1998E AND 3/1999E
                                           IMPLIED          ------------------------------------------------------------------------

                                      ENTERPRISE VALUE         SALES           EBITDA         EBITA            UNLEVERED NET INCOME
------------------------------------------------------------------------------------------------------------------------------------

Discounted Cash Flow Analysis       $29.3  -  $38.4          0.4x  - 0.5x    6.8x  - 8.9x    7.7x  - 10.1x         46.8x - 61.4x
                                                             0.3   - 0.4     8.9  - 11.6    24.4   - 32.0           N.M. - N.M.
DCF after Performance
  Discount of 20.0%                  23.4  -   30.7          0.3   - 0.4     5.4   - 7.1     6.2    - 8.1          37.5  - 49.1
                                                             0.3   - 0.3     7.1   - 9.3    19.5   - 25.6           N.M. - N.M
Comparable Acquisitions Analysis     35.0  -   45.0          0.4   - 0.6     8.1  - 10.5     9.2   - 11.8           56.0  - 72.0
                                                             0.4   - 0.5    10.6  - 13.6    29.2   - 37.5           N.M. - N.M
Comparable Companies Analysis        30.0  -   40.0          0.4   - 0.5     7.0   - 9.3     7.9   - 10.5          48.0  - 64.0
                                                             0.3   - 0.4     9.1  - 12.1    25.0   - 33.3           N.M. - N.M.
---------------------------------------------------
ENTERPRISE VALUE RANGE              $25.0  -  $35.0          0.3   - 0.4     5.8   - 8.1     6.6    - 9.2           40.0 - 56.0
---------------------------------------------------
                                                             0.3   - 0.4     7.6  - 10.6    20.8   - 29.2            N.M.-  N.M.
------------------------------------------------------------------------------------------------------------------------------------


---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

              ITRONIX:  FINANCIAL FORECASTS
--------------------------------------------------------------------------------
MANAGEMENT CASE
(DOLLARS IN MILLIONS)
================================================================================

FISCAL YEAR ENDED MARCH 31,     1998E    1999E    2000E    2001E    2002E    2003E    2004E
--------------------------------------------------------------------------------------------
Sales                          $ 79.6   $ 93.7   $107.7   $123.9   $142.5   $163.9   $188.4
  % Growth                      (2.5)%    17.7%    14.9%    15.0%    15.0%    15.0%    14.9%

EBITDA                         $  4.3   $  3.3   $  5.2   $  5.6   $  8.2   $ 10.5   $ 11.8
    Margin                        5.4%     3.5%     4.8%     4.5%     5.8%     6.4%     6.3%

EBITA                          $  3.8   $  1.2   $  3.1   $  3.6   $  6.2   $  8.5   $  9.8
 Margin                           4.8%     1.3%     2.9%     2.9%     4.4%     5.2%     5.2%

Capital Expenditures           $  3.0   $  2.0   $  2.0   $  2.0   $  2.0   $  2.0   $  2.0
 As a % of Sales                  3.8%     2.1%     1.9%     1.6%     1.4%     1.2%     1.1%

Unlevered Free Cash Flow       $ (1.8)  $ (1.2)  $ (0.3)  $ (0.9)  $ (0.4)  $(1 .5)  $ (2.2)
--------------------------------------------------------------------------------------------

---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER


      ITRONIX: DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                              MANAGEMENT CASE
--------------------------------------------------------------------------------
          ENTERPRISE VALUE RANGE                    $29.3  - $38.4

          Discount Rate                              15.0% -  13.0%

          Terminal Value EBITDA Multiple              6.5x -   7.5x

          Multiple of:

            3/1998E Sales                    $79.6    0.4x -   0.5x
            3/1998E EBlTDA                     4.3    6.8  -   8.9
            3/1998E EBITA                      3.8    7.7  -  10.1
            3/1998E Unlevered Net Income       0.6   46.8  -  61.4

            3/1999E Sales                    $93.7    0.3x -   0.4x
            3/1999E EBITDA                     3.3    8.9  -  11.6
            3/1999E EBITA                      1.2   24.4  -  32.0
            3/1999E Unlevered Net Income      (0.9)   N.M. -   N.M.
--------------------------------------------------------------------------------


---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      ITRONIX: COMPARABLE ACQUISITIONS ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                   3/1998E                MULTIPLE            ENTERPRISE
PARAMETERS                    OPERATING RESULTS             RANGE            VALUE RANGE
 -----------------------------------------------------------------------------------------------------------------------------------

      Sales                       $79.6                 0.8x -  1.0x        $63.7 -  $79.6
      EBITDA                        4.3                 6.0  -  8.0          25.8 -  34.4
      Unlevered Net Income          0.6                20.0  - 25.0          12.5 -  15.6

      ENTERPRISE VALUE RANGE                                                $35.0 - $45.0
 ----------------------------------------------------------------------------------------------------------------------------------

SELECTED RECENT COMPARABLE TRANSACTIONS
================================================================================

                                                                                        ENTERPRISE VALUE AS A
                                                                                          MULTIPLE OF LTM:         EQUITY
                                                               EQUITY       ENTERPRISE   ---------------------    VALUE/LTM
DATE                          ACQUIROR/TARGET                   VALUE          VALUE       SALES      EBITDA      NET INCOME
--------------------------------------------------------------------------------------------------------------------------------

      06/23/97   WPI Group/Husky Group PLC                   (Pounds)9.6  (Pounds)9.2       0.4x        6.lx        33.5x
      01/22/97   Western Atlas/Norand                             $275.8       $322.1        1.3        16.8         N.M.
      12/18/96   Dynatechlltronix                                   65.5         66.1        1.1        11.9        31.7
      05/21/96   PSC/Data Capture Group (Spectra-Physics           139.0        139.0        1.4         8.0         N.M.
                 ABlNordbanken AB)
      06/11/96   Robotic Vision Systems/Computer Identics           38.0         36.9        1.3        N.M.         N.M.
      12/14/94   Fairey Group/Randomat                              57.8         57.8        3.9        N.A.        12.6
----------------------------------------------------------------------------------------------------------------------------------


---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER


      ITRONIX: COMPARABLE ACQUISITIONS ANALYSIS
--------------------------------------------------------------------------------

     TARGET BUSINESS DESCRIPTION
================================================================================
      COMPANY                                                 SUMMARY
--------------------------------------------------------------------------------

HUSKY GROUP              Leading British producer of handheld computers
                         used in utility meter reading, geotechnical, field service and other applications that require full computer capability in a handheld unit.

NORAND Leading supplier of mobile computing systems and wireless data communication networks which enable businesses to apply information technology to industrial and field automation settings.

ITRONIX CORP.            Manufactures wireless notebook computers used by
                         service representatives to access information such as technical data and updates on customer accounts.


THE DATA CAPTURE GROUP   Designs, manufactures, and markets bar code scanners.
(SPECTRA-PHYSICS AB)     Wireless radio frequency systems and retail automation
                         systems for use in the worldwide automatic identification and data collection industry.

COMPUTER IDENTICS CORP.  Designs, manufactures, markets and services standard bar code products, data collection networks, and systems for the data collection and material handling/industrial markets.

RADOMAT Manufactures high performance bar code scanning and decoding devices for industrial use, such as medical equipment and documents handling.

--------------------------------------------------------------------------------


---CREDIT | FIRST --------------------------------------------------------------
   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER


      ITRONIX: COMPARABLE COMPANIES ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                       OPERATING       MULTIPLE       ENTERPRISE
PARAMETERS             RESULTS          RANGE         VALUE RANGE
----------------------------------------------------------------------
3/1998E
Sales                   $79.6       0.7x -  1.2x    $55.7 - $95.5
EBITDA                    4.3       7.0  -  9.0      30.1 -  38.7

3/1999E
Sales                   $93.7       0.6x -  1.0x    $56.2 - $93.7
EBITDA                    3.3       6.0  -  8.0      19.8 -  26.4

ENTERPRISE VALUE RANGE                              $30.0  - $40.0
----------------------------------------------------------------------

SELECTED COMPARABLE COMPANIES
=======================================================================================
                                                                ENTERPRISE VALUE AS A
                                                    LONG-TERM     MULTIPLE OF 1997E:
                           EQUITY    ENTERPRISE   FUTURE GROWTH ---------------------
 COMPANY                   VALUE       VALUE        ESTIMATE      SALES      EBITDA
---------------------------------------------------------------------------------------
Symbol Technologies      $1,647.5     $1,661.2         20.0%       2.1x       10.5x
Telxon                      414.5        494.7         19.3         1.1         8.1
UNOVA                       872.2      1,150.0         20.0         0.8         8.1

                                                    ENTERPRISE VALUE
                                   EQUITY         AS A MULTIPLE OF 1998E:       EQUITY VALUE/
                                 VALUE/1997E      -----------------------           1998E
 COMPANY                          NET INCOME      SALES         EBITDA            NET INCOME
--------------------------------------------------------------------------------------------
Symbol Technologies                 24.2x           1.8x         9.1x              19.6x
Telxon                               25.7            0.9         6.8               18.9
UNOVA                                19.0            0.7         6.7               14.6
--------------------------------------------------------------------------------------------



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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      ITRONIX: COMPARABLE COMPANIES ANALYSIS
--------------------------------------------------------------------------------

     COMPARABLE COMPANIES BUSINESS DESCRIPTION
================================================================================
     COMPANY                                                  SUMMARY
--------------------------------------------------------------------------------

SYMBOL TECHNOLOGIES, INC.      The largest manufacturer of bar code-driven data
                               transaction Systems, bar code scanning products, hand-held computers and radio frequency (RF) data communications systems.

TELXON CORPORATION             Designs, manufactures, integrates, markets and
                               supports transaction-based wireless workforce automation systems. Telxon's mobile computing devices and wireless local area network products are integrated with customers' host enterprise computer systems and third-party wide area networks, enabling mobile workers to process data on a real-time basis at the point of transaction.

UNOVA, INC.                    The nation's premier provider of automated data
                               collection systems as well as the leading producer of integrated manufacturing, assembly, and grinding systems for engine applications worldwide.


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

--------------------------------------------------------------------------------
                 PROJECT WINCHESTER




--------------------------------------------------------------------------------

                 D.


                 AIRSHOW INCORPORATED


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                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      AIRSHOW: VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                                                       IMPLIED MULTIPLE OF 3/1998E AND 3/1999E
                                          IMPLIED             ----------------------------------------------------------------
                                      ENTERPRISE VALUE        SALES          EBITDA           EBIT    UNLEVERED NET INCOME
------------------------------------------------------------------------------------------------------------------------------

  Discounted Cash Flow Analysis       $109.9  - $125.9     3.8x  - 4.4x    9.6x  - 10.9x    9.8x  - 11.2x     16.5x  -  18.9x
                                                            3.3   - 3.8     9.7  - 11.1    10.5   - 12.0      17.6   -  20.1

  Comparable Acquisitions Analysis      37.4  -   37.4      1.3   - 1.3     3.3  - 3.3      3.3    - 3.3       5.6   -   5.6
                                                            1.1   - 1.1     3.3  - 3.3      3.6    - 3.6       6.0   -   6.0
  Comparable Companies Analysis        100.0  -  125.0      3.5   - 4.3     8.7  - 10.9     8.9    - 11.2      15.0  -  18.8
                                                            3.0   - 3.8     8.8  - 11.1     9.5    - 11.9      16.0  -  20.0
------------------------------------------------------
  ENTERPRISE VALUE RANGE               $100.0 - $125.0      3.5   - 4.3     8.7  - 10.9     8.9    - 11.2      15.0   - 18.8
------------------------------------------------------
                                                            3.0   - 3.8     8.8  - 11.1     9.5    - 11.9      16.0   - 20.0




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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      AIRSHOW: FINANCIAL FORECASTS
--------------------------------------------------------------------------------
MANAGEMENT CASE
(DOLLARS IN MILLIONS)
================================================================================

FISCAL YEAR ENDED MARCH 31,    1998E   1999E   2000E   2001E   2002E   2003E   2004E
-------------------------------------------------------------------------------------
Sales                          $28.8   $33.1   $38.1   $43.8   $50.3   $57.9   $66.6
  % Growth                      20.1%   14.9%   15.1%   15.0%   14.8%   15.1%   15.0%
EBITDA                         $11.5   $11.3   $13.4   $15.2   $17.2   $19.5   $22.2
  Margin                        39.9%   34.1%   35.2%   34.7%   34.2%   33.7%   33.3%
EBIT                           $11.2   $10.5   $12.6   $14.2   $16.2   $18.5   $21.2
  Margin                        38.9%   31.7%   33.1%   32.4%   32.2%   32.0%   31.8%

Capital Expenditures           $ 0.8   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0
  As a % of Sales                2.8%    3.0%    2.6%    2.3%    2.0%    1.7%    1.5%
Unlevered Free Cash Flow       $ 6.6   $ 5.3   $ 6.3   $ 7.4   $ 8.2   $ 9.4   $10.6
-------------------------------------------------------------------------------------



---CREDIT | FIRST --------------------------------------------------------------
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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      AIRSHOW: COMPARABLE COMPANIES ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                               OPERATING       MULTIPLE            ENTERPRISE
PARAMETERS                      RESULTS          RANGE            VALUE RANGE
-----------------------------------------------------------------------------------
3/1998E
Sales                             $28.8      1.3x   -  1.7x   $   37.4  -  $ 49.0
EBITDA                             11.5       7.3   -   9.7       84.0  -   111.6
EBIT                               11.2      10.2   -  13.6      114.2  -   152.3
Unlevered Net Income                6.7      15.2   -  20.2      101.3  -   134.7

3/1999E
Sales                             $33.1      1.1x   -  1.4x   $   36.4  -  $ 46.3
EBITDA                             11.3       5.0   -   6.7       56.5  -    75.7
EBIT                               10.5       6.3   -   8.4       66.2  -    88.2
Unlevered Net Income                6.3       9.2   -  12.2       57.5  -    76.3

ENTERPRISE VALUE RANGE                                         $100.0   -  $125.0
-----------------------------------------------------------------------------------

SELECTED COMPARABLE COMPANIES
================================================================================

                                                        ENTERPRISE VALUE AS A                  ENTERPRISE VALUE AS A
                                          LONG-TERM      MULTIPLE OF 1997E:       EQUITY          MULTIPLE OF 1998E:  EQUITY VALUE/
                   EQUITY  ENTERPRISE   FUTURE GROWTH   ---------------------   VALUE/1997E    ---------------------      1998E
        COMPANY    VALUE     VALUE         ESTIMATE       SALES      EBITDA      NET INCOME     SALES      EBITDA      NET INCOME
-----------------------------------------------------------------------------------------------------------------------------------

  BIE Aerospace    $688.0      $859.8        27.0%       1.7x        9.7x         20.2x       1.4x        6.7x          12.2x
-----------------------------------------------------------------------------------------------------------------------------------


COMPARABLE COMPANIES BUSINESS DESCRIPTION
================================================================================

COMPANY                                  SUMMARY

B/E AEROSPACE, INC.         The world's largest manufacturer of commercial
                            aircraft cabin interior products, serving virtually
                            all of the major airlines with a broad line of
                            products, including aircraft seats, a full line of
                            food and beverage preparation and storage equipment,
                            galley structures and in-flight entertainment
                            systems.
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
                 PROJECT WINCHESTER



--------------------------------------------------------------------------------

                 E.


                 DA VINCI SYSTEMS, INC.


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


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   SUISSE | BOSTON

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      DA VINCI SYSTEMS: VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                                                           IMPLIED MULTIPLE OF 3/1998E AND 3/1999E
                                         IMPLIED              ----------------------------------------------------------------
                                      ENTERPRISE VALUE        SALES          EBITDA            EBIT       UNLEVERED NET INCOME
------------------------------------------------------------------------------------------------------------------------------
  Discounted Cash Flow Analysis        $33.6  -  $40.1     1.8x  - 2.2x    5.5x  - 6.6x    5.9x   - 7.1x     10.Ox   -  11.9x
                                                           1.8   - 2.1     5.8   - 6.9     6.4    - 7.6      10.7    -  12.8

  Comparable Acquisitions Analysis      21.8  -   21.8     1.2   - 1.2     3.6   - 3.6     3.9    - 3.9       6.5    -   6.5
                                                           1.1   - 1.1     3.8   - 3.8     4.1    - 4.1       7.0    -   7.0
  Comparable Companies Analysis         30.0  -   45.0     1.6   - 2.5     4.9   - 7.4     5.3    - 8.0       8.9    -  13.4
                                                           1.6   - 2.4     5.2   - 7.8     5.7    - 8.6       9.6    -  14.4
------------------------------------------------------
 ENTERPRISE VALUE RANGE                 $35.0 -  $40.0     1.9   - 2.2     5.7   - 6.6     6.2    - 7.1      10.4    -  11.9
------------------------------------------------------
                                                           1.8   - 2.1     6.0   - 6.9     6.7    - 7.6      11.2    -  12.8
------------------------------------------------------------------------------------------------------------------------------

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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      DA VINCI SYSTEMS: FINANCIAL FORECASTS
--------------------------------------------------------------------------------
MANAGEMENT CASE
(DOLLARS IN MILLIONS)
================================================================================

FISCAL YEAR ENDED MARCH 31,    1998E   1999E   2000E   2001E   2002E    2003E    2004E
--------------------------------------------------------------------------------------
Sales                         $18.2   $19.1   $20.0   $21.0   $22.1    $23.2    $24.4
  % Growth                      0.9%    4.9%    4.7%    5.0%    5.2%     5.0%     5.2%

EBITDA                        $ 6.1   $ 5.8   $ 6.0   $ 6.2   $ 6.2    $ 6.2    $ 6.5
  Margin                       33.5%   30.4%   30.0%   29.5%   28.1%    26.7%    26.6%

EBIT                          $ 5.7   $ 5.3   $ 5.5   $ 5.6   $ 5.6    $ 5.6    $ 5.9
  Margin                       31.1%   27.5%   27.3%   26.5%   25.2%    24.0%    24.0%

Capital Expenditures          $ 0.3   $ 0.5   $ 0.5   $ 0.5   $ 0.5    $ 0.5    $ 0.5
  As a % of Sales               1.6%    2.6%    2.5%    2.4%    2.3%     2.2%     2.0%

Unlevered Free Cash Flow       $ 2.8   $ 3.1   $ 3.4   $ 3.3   $ 3.5    $ 3.3    $ 3.5
--------------------------------------------------------------------------------------


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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      DA VINCI SYSTEMS: DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
===============================================================================

                                    MANAGEMENT CASE
--------------------------------------------------------------------
  ENTERPRISE VALUE RANGE                          $33.6  - 40.1

  Discount Rate                                    13.0% - 12.0%
  Terminal Value EBITDA Multiple                    6.5x -  8.0x

  Multiple of:

    3/1998E Sales                     $18.2         1.8x - 2.2x
    3/1998E EBITDA                      6.1          5.5 -  6.6
    3/1998E EBIT                        5.7          5.9 -  7.1
    3/1998E Unlevered Net Income        3.4         10.0 - 11.9
    3/1999E Sales                     $19.1         1.8x - 2.1x
    3/1999E EBITDA                      5.8          5.8 -  6.9
    3/1999E EBIT                        5.3          6.4 -  7.6
    3/1999E Unlevered Net Income        3.1         10.7 - 12.8
--------------------------------------------------------------------


---CREDIT | FIRST --------------------------------------------------------------
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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      DA VINCI SYSTEMS: COMPARABLE ACQUISITIONS ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                          3/1998E           MULTIPLE       ENTERPRISE
      PARAMETERS                      OPERATING RESULTS      RANGE         VALUE RANGE
----------------------------------------------------------------------------------------
      Sales                                 $18.2         1.2x - 1.2x     $21.8 - $21.8

      ENTERPRISE VALUE RANGE                                              $21.8 - $21.8
----------------------------------------------------------------------------------------


SELECTED RECENT COMPARABLE TRANSACTIONS
================================================================================

                                                                         ENTERPRISE VALUE AS A
                                                                           MULTIPLE OF LTM:            EQUITY
                                                   EQUITY  ENTERPRISE    ---------------------        VALUE/LTM
DATE       ACQUIROR/TARGET                          VALUE     VALUE       SALES          EBITDA       NET INCOME
---------------------------------------------------------------------------------------------------------------
5/22/97    Investor Group/Cintel and Brimar         $79.0     $79.0      1.2x             N.A.           N.A.
---------------------------------------------------------------------------------------------------------------


TARGET BUSINESS DESCRIPTION
================================================================================
COMPANY                                     SUMMARY
--------------------------------------------------------------------------------
CINTEL/BRIMAR             Cintel manufactures telecine machines which transfer
                          film to video. Brimar manufactures high performance
                          cathode ray tubes.
--------------------------------------------------------------------------------




---CREDIT | FIRST --------------------------------------------------------------
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

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
      PROJECT WINCHESTER

      DA VINCI SYSTEMS: COMPARABLE COMPANIES ANALYSIS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)
================================================================================

                                   OPERATING          MULTIPLE            ENTERPRISE
      PARAMETERS                    RESULTS            RANGE              VALUE RANGE
-----------------------------------------------------------------------------------------
      3/1998E

      Sales                         $18.2          0.7x   -  1.2x   $  12.7   -   $ 21.8
      EBITDA                          6.1           5.5   -   9.1      33.6   -     55.5
      EBIT                            5.7          11.4   -  19.0      64.5   -    107.5
      Unlevered Net Income            3.4          17.0   -  28.4      57.3   -     95.7

      3/1999E
      Sales                         $19.1          0.7x   -  1.1x   $  13.4   -   $ 21.0
      EBITDA                          5.8           4.9   -   8.1      28.4   -     47.0
      EBIT                            5.3           6.9   -  11.5      36.3   -     60.5
      Unlevered Net Income            3.1          11.3   -  18.8      35.4   -     58.9

      ENTERPRISE VALUE RANGE                                          $30.0  -    $ 45.0
-----------------------------------------------------------------------------------------

SELECTED COMPARABLE COMPANIES
================================================================================

                                                        ENTERPRISE VALUE AS A                   ENTERPRISE VALUE AS A
                                           LONG-TERM      MULTIPLE OF 1997E:       EQUITY         MULTIPLE OF 1998E:   EQUITY VALUE/
                     EQUITY  ENTERPRISE  FUTURE GROWTH  ---------------------     VALUE/1997E   ---------------------       1998E
        COMPANY      VALUE      VALUE       ESTIMATE    SALES          EBITDA      NET INCOME    SALES      EBITDA      NET INCOME
---------------------------------------------------------------------------------------------------------------------------------
  Avid Technology    $738.4     $554.8        25.5%        1.2x        9.1x         28.4x       1.1x       8.1 x          18.8x
---------------------------------------------------------------------------------------------------------------------------------

COMPARABLE COMPANIES BUSINESS DESCRIPTION
================================================================================
 COMPANY                                SUMMARY
--------------------------------------------------------------------------------
AVID TECHNOLOGY        Develops. markets, sells and supports a wide range of
                       disk-based systems for creating and manipulating digital media content. Avid's digital, nonlinear video and film editing systems are designed to improve the productivity of video and film editors by enabling them to edit moving pictures and sound in a faster, easier, more creative, and more cost-effective manner than traditional analog tape-based systems. Avid also develops and sells digital editing systems and newsroom computer systems for creating content in the television broadcast news market and digital news gathering systems for delivering news content to air. Avid develops and sells digital audio systems for the music and audio production and post-production markets.


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